UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                October 30, 2003

                       THE MANAGEMENT NETWORK GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-27617                  48-1129619
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


           7300 College Boulevard, Suite 302, Overland Park, KS 66210
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           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code                (913) 345-9315

Item 7. Financial Statements and Exhibits

The following exhibit is filed herewith:

         Exhibit No.                Description
         99.1                       Press Release dated October 30, 2003.

Item 12. Results of Operations and Financial Condition

On October 30, 2003, The Management Network Group, Inc. announced its results of operations and financial condition for the quarter ended September 27, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto. This information is being furnished pursuant to Item 12 of Form 8-K.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE MANAGEMENT NETWORK GROUP, INC.
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                                             (Registrant)

Date:  October 31, 2003          By:  /s/ Donald E. Klumb
                                 --------------------------------------------
                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description of Document

99.1                Press  Release  of   Registrant,   Dated  October  30,  2003
                    Announcing Financial Results for its Second Quarter Ended September 27, 2003